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                                                                    EXHIBIT 10.2


                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT


         THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT ("Amendment") is made as of the 25th day of August, 1998 by and between Walter Stepan of 215 Old River Road, Lincoln, Rhode Island 02865 ("Employee") and Bacou USA, Inc., a corporation organized and existing under the laws of Delaware (the "Company").

                                   WITNESSETH:

         Whereas, Employee and the Company are parties to that certain Employment Agreement dated as of the 1st day of January, 1996, as amended by that certain First Amendment to Employment Agreement dated October 24, 1997 (together the "Agreement"); and

         Whereas, the parties wish to amend the Agreement regarding its term.

         NOW THEREFORE, in consideration of the mutual promises herein contained, Employee and the Company hereby agree to amend the Agreement from and after the date hereof as follows:

         1. Section 5 of the Agreement is hereby amended to read as follows:

                  5. TERM: The term of employment of the Employee pursuant to this Agreement shall commence as of January 1, 1996 and terminate on December 31, 1999. This Agreement automatically will be extended for a single twelve month term ending December 31, 2000 unless either party notifies the other by June 30, 1999 of his/its election not to renew, in which case this Agreement shall terminate on December 31, 1999. The parties agree that, prior to June 30, 1999, they will negotiate an amendment and extension of this Agreement, with the Employee serving in a different capacity, at a different salary level and subject to a different bonus structure effective January 1, 2000. In any event, the Company agrees that it will cause the Employee to be nominated to serve as a Director of the Company at its annual meetings of stockholders in the years 2001 through 2005.

         In all other respects, the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the Employee and the Company have duly executed this Amendment as of the day and year first above written.




BACOU USA, INC.                                 EMPLOYEE


By: /s/ Philippe Bacou                          /s/ Walter Stepan
    ------------------------------              -------------------------
    Philippe Bacou, Chairman                    Walter Stepan